Subsequent Event	6 Months Ended
Apr. 30, 2025
Subsequent Event [Abstract]
SUBSEQUENT EVENT
17.	SUBSEQUENT EVENT

The Company evaluated all events and transactions that occurred after April 30, 2025 up through August 12, 2025. There were no other subsequent events occurred that would require recognition or disclosure in the Company’s unaudited interim condensed consolidated financial statements, unless as disclosed below.

On May 9, 2025, the Company convened its extraordinary general meeting of shareholders, during which the shareholders of the Company adopted resolutions approving to i) reclassify all 16,250,000 ordinary shares issued and outstanding into Class A ordinary shares with a par value of US$0.0001 each, each having one vote per share, ii) redesign 5,000,000 Class B ordinary shares with a par value of US$0.0001 each, each having twenty votes per share, and iii) redesign the remaining 483,750,000 authorized but unissued ordinary shares into Class A ordinary shares on a one for one basis.